Exhibit 10.1

FIRST AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT
AND SECURED SENIOR CONVERTIBLE PROMISSORY NOTES

THIS FIRST AMENDMENT TO THE NOTE AND WARRANT PURCHASE AGREEMENT AND SECURED SENIOR CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is entered into as of October 28, 2011, by and among Neurologix, Inc., a Delaware corporation (the “Company”), General Electric Pension Trust, Corriente Master Fund, L.P. and Palisade Concentrated Equity Partnership II, L.P. (each individually a “Lender,” and collectively the “Lenders”).

Reference is made to that certain Note and Warrant Purchase Agreement, dated as of December 6, 2010, by and among the Company and the Lenders (the “Purchase Agreement”).  Defined terms used herein but not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

RECITALS

WHEREAS, pursuant to the Purchase Agreement, the Company sold and issued to the Lenders secured senior convertible promissory notes in the aggregate principal amount of Seven Million Dollars ($7,000,000) (the “Notes”), together with warrants (the “Warrants”) of the Company to purchase common stock of the Company determined in accordance with the terms thereof and as provided therein; and

WHEREAS, the Company and the Lenders desire to extend the date set forth in clause (iii) of the definition of Maturity Date to December 31, 2011; and

WHEREAS, in connection with such extension, the Company and the Lenders desire to provide that the Notes may be converted during the term of such extension on the same terms and subject to the conditions applicable prior to such extension; and

WHEREAS, in connection with such extension, the Company and the Lenders desire to provide that the Notes may be prepaid during the term of such extension on the same terms and subject to the conditions applicable prior to such extension; and

WHEREAS, the Lenders constitute the holders of all of the aggregate principal amount of Notes outstanding.

AMENDMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to Purchase Agreement.  The Purchase Agreement is, effective as of the date hereof, hereby amended as follows:

(a)           The definition of “Maturity Date” in Section 1(g) is amended by replacing clause (iii) with the following:  “(iii) December 31, 2011”.

(b)           Section 2.2(a)(ii) is amended by deleting “October 30, 2011” immediately following “July 1, 2011 and” and inserting “December 30, 2011”.

2.           Amendment to Notes.  The Notes are, effective as of the date hereof, hereby amended as follows:

(a)           Clause (ii) of the third sentence of Section 1 is amended by deleting “October 30, 2011” immediately following “July 1, 2011 and” and inserting “December 30, 2011”.

3.           Representations and Warranties.

(a)           The Company represents and warrants as follows as of the date hereof:

(i)
The representations in Sections 5.1, 5.2 and 5.3 of the Purchase Agreement are true and correct with respect to this Amendment as though all references therein to “this Agreement” or “Transaction Documents” referred instead to this Amendment.

(ii)	No Event of Default has occurred and is continuing, or would result from this Amendment.

(b)           Each Lender hereby represents and warrants as follows as of the date hereof:

(i)	The representations in Sections 6.1 are true and correct with respect to this Amendment as though all references therein to “this Agreement” referred instead to this Amendment.

4.           Reference to and Effect on the Transaction Documents and the Security Agreement.  On and after the date hereof, each and any reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in each of the Notes, the Warrants and the Security Agreement to the Purchase Agreement, “thereunder”, “thereof,” “therein” or words of like import, shall mean and be a reference to the Purchase Agreement as amended by this Amendment.  Except as specifically amended herein, the Purchase Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

On and after the date hereof, each and any reference in the Notes to “this Note,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in each of the Purchase Agreement, the Warrants and the Security Agreement to the Notes, “thereunder”, “thereof,” “therein” or words of like import, shall mean and be a reference to the Notes as amended by this Amendment.  Except as specifically amended herein, the Notes shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

5.           Further Assurances.  From and after the date of this Amendment, upon the request of a Lender or the Company, the Company and the Lenders shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carryout and to effectuate fully the intent and purpose of this Amendment.

6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.  Execution and delivery of this Amendment by facsimile or electronic exchange bearing the copies of a party’s signature shall constitute a valid and binding execution and delivery of this Agreement by such party.  Such facsimile or electronic copies shall constitute enforceable original documents.

7.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the choice of law principles thereof.

8.           Expenses.  Notwithstanding anything to the contrary in the Transaction Documents and the Security Agreement, each party shall be responsible for the expenses it incurs with respect to the negotiation, execution, delivery and performance of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NEUROLOGIX, INC.

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	Chief Executive Officer

By:	/s/ Marc L. Panoff
Name:	Marc L. Panoff
Title:	Chief Financial Officer, Treasurer and Secretary

[FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
AND SECURED SENIOR CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LENDER:

GENERAL ELECTRIC PENSION TRUST

By:	GE Asset Management Incorporated, its Investment Manager

By:	/s/ Patrick J. McNeela
Name:	Patrick J. McNeela
Title:	Chief Investment Officer & Senior Managing Director

[FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
AND SECURED SENIOR CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LENDER:

CORRIENTE MASTER FUND, L.P.

By:	Corriente Capital Management, L.P., its Managing Partner

By:	Corriente Advisors, LLC, its General Partner

By:	/s/Yatrik Munshi
Name:	Yatrik Munshi
Title:	COO/CFO

[FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
AND SECURED SENIOR CONVERTIBLE PROMISSORY NOTES]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LENDER:

PALISADE CONCENTRATED EQUITY PARTNERSHIP II, L.P.

By:	Palisade Concentrated Holdings II, LLC, its General Partner

By:	/s/ Jeffery Serkes
Name:	Jeffery Serkes
Title:	Authorized Person

[FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
AND SECURED SENIOR CONVERTIBLE PROMISSORY NOTES]